SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 20, 2002
                                                 -----------------------------


                   ALABAMA POWER COMPANY
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     (Exact name of registrant as specified in its charter)

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    Alabama                            1-3164                  63-0004250
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
        of incorporation)         Number)                No.)


 600 North 18th Street, Birmingham, Alabama                 35291
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 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
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                On November 20, 2002, Alabama Power Company (the "Company")

entered into Underwriting Agreements covering the issue and sale by the Company of an additional $100,000,000 aggregate principal amount of its Series Q 5.50%

Senior Notes due October 15, 2017 (the "Series Q Senior Notes") and $100,000,000 aggregate principal amount of its Series R 4.70% Senior Notes due December 1, 2010 (the "Series R Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-100721, 333-100721-01 333-100721-02 and 333-100721-03) of the Company.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

1.1 Underwriting Agreement, dated November 20, 2002 relating to the Series Q Senior Notes among the Company and Goldman, Sachs & Co., ABI Capital Management LLC and Credit Lyonnais Securities (USA) Inc. as the Underwriters.

1.2 Underwriting Agreement, dated November 20, 2002 relating to the Series R Senior Notes among the Company and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Credit Lyonnais Securities (USA) Inc. as the Underwriters.

4.2(a) Eighteenth Supplemental Indenture to Senior Note Indenture dated as of
       November 26, 2002, providing for the issuance of the Series R Senior
       Notes.

4.7(a) Form of Series R Senior Note (included in Exhibit 4.2(a) above).

5.1(a) Opinion of Balch & Bingham LLP relating to the Series Q Senior Notes.

5.1(b) Opinion of Balch & Bingham LLP relating to the Series R Senior Notes.

12.1   Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 26, 2002            ALABAMA POWER COMPANY



                                       By   /s/  Wayne Boston
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                                                            Wayne Boston
                                                         Assistant Secretary